1996 COGNIZANT CORPORATION REPLACEMENT PLAN
                          FOR CERTAIN EMPLOYEES HOLDING
                    I.M.S. INTERNATIONAL, INC. STOCK OPTIONS


                                    SECTION 1

                                     Purpose

     The purpose of this 1996 Cognizant Replacement Plan for Certain Employees Holding I.M.S. International, Inc. Stock Options (the "Plan") is to provide the award of replacement stock options to certain employees of Cognizant Corporation ("Cognizant") who held stock options of The Dun & Bradstreet Corporation ("D&B") that were (i) granted in connection with the acquisition of I.M.S. International, Inc. ("IMS") by D&B pursuant to (A) certain amended and restated stock option agreements between such employees and D&B (collectively, the "D&B Agreements") and (B) the stock option plans of IMS (collectively, the "IMS Plans") and (ii) cancelled pursuant to the spinoff of Cognizant from D&B. It is intended that replacement stock options which replace stock options originally granted as incentive stock options shall be incentive stock options, meeting the relevant requirements of the Internal Revenue Code of 1986 (the "Code"). It is further intended that the terms of the replacement stock options granted pursuant to this Plan shall (i) preserve the economic value of the cancelled D&B stock options and (ii) except for the terms described in Section 4(d) of this Plan, have substantially identical terms as the cancelled D&B stock options.


                                    SECTION 2

                                 Administration

     The Plan shall be administered by the Compensation and Benefits Committee of the Board of Directors (the "Committee"), which shall consist of not less than two directors of the Company as appointed by the Board of Directors, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" within the meaning of Section 16 of the United States Securities Exchange Act of 1934, as amended. Vacancies on the Committee, however caused, shall be filled by appointment by the Board of Directors. The Committee may establish from time to time such regulations, provisions and procedures, within the terms of the Plan, as, in its option, may be advisable for the administration of the Plan.




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                                    SECTION 3

                                   Eligibility

               Only employees of the Company who hold outstanding stock options of The Dun & Bradstreet Corporation ("D&B") that were granted pursuant to the D&B Agreements and the IMS Plans shall be eligible to be designated a participant under this Plan (a "Participant").

                                    SECTION 4

                               Granting of Options

     (a) Shares Available for Options. The Board of Directors shall reserve for purposes of the Plan, out of the Company's authorized but unissued common stock ("Common Stock"), or out of shares of Common Stock held in the Company's Treasury, or partly out of each, a number of shares equal to the aggregate number shares of subject to replacement stock options, as calculated pursuant to
Section 4(d) of this Plan.

     (b) Effect of Expiration, Termination or Surrender. In the event that an option granted under the Plan expires or is terminated unexercised as to any shares covered by such option, such shares shall not thereafter be available for the granting of options under this Plan.

     (c) Term of Options. Each replacement stock option granted hereunder will expire in accordance with the terms of the D&B Agreements and the IMS Plans; provided, however, such period may be reduced by operation of Section 6 hereof.

     (d) Exercise Price and Number of Replacement Options. As of the date on which the Common Stock owned by D&B is distributed to the holders of record of shares of D&B (the "Spinoff Date"), each unexercised stock option held by a Participant that was granted under the D&B Agreements shall be cancelled, and such Participant shall receive a replacement stock option pursuant to this Plan. The exercise price of each replacement stock option shall be determined by multiplying the exercise price of the cancelled stock option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of Common Stock for the five consecutive trading days starting on the first date on which Common Stock is traded regular way, and the denominator of which is the average of the Daily

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Average Trading Prices of D&B common stock for the five consecutive trading days immediately preceding the first date on which D&B Common Stock is traded ex-dividend. The number of shares of Common Stock covered by each replacement stock option shall be determined by (i) multiplying the number of shares of D&B common stock covered by the cancelled stock option by a fraction, the numerator of which is the average of the Daily Average Trading Prices of D&B common stock for the five consecutive trading days immediately preceding the first date on which D&B common stock is traded ex-dividend, and the denominator of which is the average of the Daily Average Trading Prices of Common Stock for the five consecutive trading days starting on the first date on which Common Stock is traded regular way and (ii) rounding down the result to a whole number of shares. Unless otherwise specified in this Plan, all other terms of the replacement stock options shall remain substantially identical to those of the cancelled D&B options as set forth in the D&B Agreements and the IMS Plans. For purposes of this Section 4(d), the "Daily Average Trading Price" of a given stock on a given day shall mean the average of the high and low trading prices for such stock on such date.

     (e) No Assignment. Except as otherwise provided herein, a replacement stock option and the rights and privileges conferred hereby may not be transferred, assigned, pledged, hypothecated or encumbered, and shall not be subject to execution, attachment, garnishment or other similar legal processes. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise encumber or dispose of a replacement stock option, such option and the rights and privileges conferred hereunder shall immediately become null and void. A replacement stock option may be exercised during the lifetime of the Participant only by the Participant; provided, however, that if the Participant is declared legally incompetent, the Employee's duly appointed legal representative may exercise such option in the manner and to the extent that the Employee was entitled to exercise such option on the date on which the Employee was declared incompetent.

     (f) Written Confirmation of Grants. Each option granted under the Plan shall be confirmed by a stock option agreement which shall be executed by the Company and by a Participant and which may contain such terms and conditions as may be approved by the Committee. Each stock option agreement shall clearly state whether the option granted thereunder (or any portion thereof) constitutes an incentive stock option or a non-statutory option.

     (g) Binding Effect. Subject to the applicable provisions of this Plan, this Plan shall be binding upon and shall inure to the benefit of the Participant and the Participant's legal representatives, as well as the Company and its successors and assigns.


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                                    SECTION 5
                               Exercise of Options

     (a) Exercise. (i) The Participant may exercise any replacement stock option awarded under this Plan in whole or in part at any time or from time to time prior to the expiration date; provided, however, that a replacement stock option which is an incentive stock option may not be exercised in whole or in part at any time when the Participant holds another previously granted outstanding incentive stock option to purchase Common Stock whether or not such other incentive stock option is then exercisable in accordance with its terms. An incentive stock option shall be treated as outstanding until such option is exercised in full or expires solely by reason of lapse of time.

     (ii) The exercise of options granted hereunder shall be subject to such conditions and limitations, if any, in addition to those set forth in the Plan, as determined by the Committee; provided, however, that an option shall not be exercisable unless the employee to whom such option is granted remains in the continuous employ of the Company, or any subsidiary company in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock thereof, including corporations which become subsidiaries after the adoption of the Plan (a "Subsidiary") (including
IMS), for at least six (6) months after the option was granted under the D&B Agreements and the IMS Plans.

     (b) Purchase of Shares. The option price of each share purchased pursuant to the exercise of an option shall be paid in full at time of exercise and shall be payable in cash, in shares of the Company's Common Stock, or any combination of the foregoing.

     (c) Delivery and Registration of Stock. The Company shall not be required to deliver any shares of Common Stock under this Plan prior to the completion of such registration or other qualification of such shares under any Federal, state or local securities or other law, rule or regulation as the Committee shall determine to be necessary or advisable.

     (d) Exercise Mechanics. In the event that the Participant wishes to purchase all or any part of the Company Common Stock then purchasable under the option as provided in this Section 5, the Participant shall deliver or cause to be delivered to the Treasurer of the Company, at its then principal office, a written notice signed by the Employee specifying the number of shares of Company Common Stock that the Participant has irrevocably elected to purchase under such option, together with a check (payable to the order of the Company), cash or previously owned shares of the Company in the aggregate amount of the Exercise Price of such number of such shares. Until the Company shall have received such notice and payment, the Participant


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shall not have any right or status as a stockholder with respect to the shares of Company Common Stock so purchased.




                                    SECTION 6

                            Termination of Employment

     (a) General. Should the Participant's employment be terminated for any reason, other than death or total and permanent disability, then any unexercised option shall be exercisable by the Participant at any time on or before the earlier of the expiration date of the option or three months after the date of such termination of employment, but only to the extent of the accrued right to purchase as the date of such termination.

     (b) Disability. Should the Participant's employment be terminated by reason of total and permanent disability (within the meaning of Section 22(e)(3) of the Code), then any unexercised option shall be exercisable by the Participant at any time on or before the earlier of the expiration date of the option or one year after such termination of employment, but only to the extent of the accrued right to purchase at the date of such termination.

     (c) Death. In the event of death of the Participant, the option shall be exercisable by the person or persons who acquire the option by bequest or inheritance or by reason of the death of the Participant, or by the executor or administrator of the estate of the deceased Participant at any time before the expiration date of the option, but only to the extent of the accrued right to purchase at the date of the Participant's death.

     (d) Effect of Transfer. Transfer of the Participant's employment from D&B to the Company or one of its Subsidiaries or affiliates shall not constitute a termination of the Participant's employment for the purposes of this Section 6.




                                    SECTION 7

                         Adjustment of Number of Shares

     In the event that a dividend is declared after the Spinoff Date on the Common Stock payable in shares of Common Stock of the Company, the number of shares of Common Stock of the Company then subject to outstanding options, and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an option, will be adjusted by adding to each such share the number of shares which would be distributed thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock of the

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Company are to be changed into or exchanged after the Spinoff Date for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there will be substituted for each share of Common Stock subject to outstanding options and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock will be so changed or for which each such share will be exchanged. In the event there is any change after the Spinoff Date, other than as specified above, in the number or kind of outstanding shares of Common Stock of the Company or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then, if the Committee, in its sole discretion, determines that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an outstanding option or options, such adjustment will be made by the Committee and will be effective and binding for all purposes of the option grant and of each stock option agreement. In the case of any substitution or adjustment as provided for in this Section, the option price in each stock option agreement shall also be appropriately adjusted to reflect such substitution or adjustment. No fractional shares shall be issued or delivered as a result of any adjustment or substitution as herein provided, and, in the event that a fraction of a share results from a computation of the adjustment or substitution, the number of shares issued or delivered shall be the next highest whole number in the case of a fractional share of one-half or more and the next lowest whole number in the case of a fractional share of less than one-half.


                                    SECTION 8

                            Effect of Reorganization

     If, in the event of a reorganization (as defined below) after the Spinoff Date, provision has not been made by the surviving corporation for substitution of new options granted under this Plan which is satisfactory to the Participant, such Participant will have distributed to him or her within thirty (30) days after the reorganization in full satisfaction the following:

     (a) In the case of unexpired options, cash representing the excess, if any, of the highest market price for the Company's Common Stock on the day, or the earliest prior date on which a price has been established for trading purposes, preceding the reorganization over the option price, without regard to the exercise dates provided in such options, or, at the

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election of the surviving or acquiring corporation, stock in the surviving or acquiring corporation or parent thereof equal in value to the above as of the date of the reorganization; provided, that stock in such survivor or parent company is traded on a national securities exchange or quoted by the Automated Quotation System of the National Association of Securities Dealers, Inc.

     (b) Reorganization for purposes of this Section means a merger, consolidation, sale of all or substantially all of the Company's assets, or other corporation reorganization in which the Company is not the surviving corporation (other than any such transaction the effect of which is merely to change the jurisdiction of incorporation of the Company), or any merger in which the Company is the surviving corporation but the holders of its shares receive cash or securities of another corporation, or a dissolution or liquidation of the Company.


                                    SECTION 9

              Employment, Rights as a Stockholder and Benefit Plans

     (a) Generally. Neither this Plan nor any action taken hereunder shall give any employee any right to be retained in the employ of the Company or any Subsidiary or any rights as a stockholder of the Company prior to the issuance or transfer of shares of Common Stock to his or her name. Grants of options under this Plan are discretionary and are not a part of regular salary and no employee shall have any claim or right to be granted any option under this Plan.

     (b) No Implied Rights. Nothing contained in this Plan, nor the granting of any options hereunder, shall be construed as giving the Participant or any other person any legal or equitable rights against the Company or any Subsidiary or any director, officer, employee or agent thereof, except for those rights as are herein provided. Under no circumstances shall this Plan or any related award agreement be construed as a contract of continuing employment of the Participant, nor shall this Plan and the options granted hereunder in any manner obligate the Company or any Subsidiary to continue the employment of the Participant.


                                   SECTION 10

                      Amendment, Suspension or Termination

     The Board of Directors shall have the right to suspend, terminate or amend this Plan or any part hereof at any time, provided that the approval of the stockholders shall be required for any amendment which:


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     (a)  increases the total number of shares which may be issued and sold pursuant to options granted under this Plan;

     (b)  decreases the minimum option price;

     (c)  alters the class of employees eligible for grants of options;

     (d)  increases the maximum term of options granted under this Plan;

     (e)  increases the term of this Plan; or

     (f) withdraws the administration of this Plan from a Committee of Directors.


                                   SECTION 11

                          Effective Date and Duration

     This Plan shall become effective as of the Spinoff Date. No stock options may be granted under this Plan subsequent to the Spinoff Date.